Exhibit 32.1

                  CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Fuel & Energy Corporation (the "Registrant") on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Scott Heller, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

      (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 17, 2005

                                               /s/ Scott Heller
                                               ----------------------------
                                               Scott Heller
                                               Chief Executive Officer